UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                January 18, 2005
                                ----------------
                        (Date of earliest event reported)
                                 Date of Report


                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)


            Virginia                 000-49929                 82-0545425
            --------                 ---------                 ----------
  (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
                                 --------------
              (Registrant's telephone number, including area code)


                                       n/a
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant.

On January 18, 2005, based upon the determination of its Audit Committee, Access National Corporation ("Access" or the "Registrant") terminated its engagement with Yount Hyde & Barbour, PC ("YHB") as its independent registered public accounting firm and engaged BDO Seidman, LLP ("BDO") as its new independent registered public accounting firm for the fiscal year ending December 31, 2004.

During Access's two fiscal years ended December 31, 2003 and December 31, 2004, and during the subsequent interim period through January 18, 2005, (i) there was no disagreement between Access and YHB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to YHB's satisfaction, would have caused YHB to make reference to the subject matter of the disagreement in connection with its reports on Access's consolidated financial statements for such fiscal years (however, YHB's engagement was terminated prior to the issuance of an audit report for the year ended December 31, 2004 and prior to YHB's initiation of related fieldwork) and
(ii) there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.. The audit reports of YHB on the consolidated financial statements of Access as of and for the two fiscal years ended December 31, 2002 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

Access provided YHB with a copy of the foregoing disclosure on January 18, 2005. Attached, as Exhibit 16, is a copy of YHB's letter to the Securities and Exchange Commission, dated January 20, 2005, stating its agreement with the foregoing disclosure.

During Access's two fiscal years ended December 31, 2003 and December 31, 2004, and during the subsequent interim period through January 18, 2005, Access did not consult with BDO regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Access's consolidated financial statements, or any other matters or reportable events, as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

   (a)     Not applicable.
   (b)     Not applicable.
   (c)     Exhibits:

           Exhibit 16 Letter from Yount Hyde & Barbour, PC to the Securities and
                      Exchange Commission dated January 20, 2005.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ACCESS NATIONAL CORPORATION
                                                             (Registrant)


Date: January 20, 2005                         By: /s/ Michael W. Clarke
                                                   -----------------------------
                                               Name: Michael W. Clarke
                                               Title: President and Chief
                                                      Executive Officer